FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2024
FINANCIAL INCOME, NET
Schedule of financial income, net

	Year ended
	December 31,
	2024	2023	2022

Bank charges and other financial expenses	$(99)	$(76)	$(1)
Exchange rate gain (loss), net	23	(1,550)	1,151
Accretion of discount of marketable securities, net	1,304	547	—
Interest income, net	11,078	5,362	97
	$12,306	$4,283	$1,247